 U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 23, 2010

LADYBUG RESOURCE GROUP, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	333-153306	26-1973389
State of Incorporation	Commission File No.	I.R.S. Employer Identification No.

11630 Slater Ave., N.E., Ste. 1A, Kirkland, WA	98034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (425) 306 - 5028

_________________________________________________________

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

On April 16, 2010, the board of directors of Ladybug Resource Group, Inc. (the “Company”) recommended that the Company implement a Ten for One (10:1) forward stock split of its issued and outstanding common stock. On April 19, 2010, the Company’s majority shareholder approved the forward stock split transaction. The effective date for the forward split will be May 19, 2010, or as soon thereafter as possible. New shares will be issued to each shareholder upon surrender and receipt of the old shares from the shareholder. The Cusip Service Bureau has issued a new Cusip number for the shares subject to this transaction which is 50582Q 202.

On the effective date, the Company’s issued and outstanding common stock will be increased from 11,320,000 to 113,200,000 shares.

On April 23, 2010, the Company notified FINRA of this corporate action and filed FINRA Form “OTC Equity Issuer Notification Form” including supporting documentation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADYBUG RESOURCE GROUP, INC.

Dated: April 23, 2010

/s/ Mitchell Trace

By: Mitchell Trace

Title: President/CEO

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